SCHEDULE OF INVESTMENTS
Ivy Accumulative Fund (in thousands)	SEPTEMBER 30, 2020 (UNAUDITED)

COMMON STOCKS	Shares	Value

Communication Services

Interactive Home Entertainment – 2.1%
Take-Two Interactive Software, Inc.(A)	208	$34,433

Interactive Media & Services – 3.9%
Facebook, Inc., Class A(A)	248	65,070

Movies & Entertainment – 2.4%
Live Nation, Inc.(A)	727	39,153

Total Communication Services - 8.4%		138,656

Consumer Discretionary

Apparel Retail – 2.3%
TJX Cos., Inc. (The)	677	37,687

Apparel, Accessories & Luxury Goods – 2.1%
adidas AG(B)	110	35,383

Casinos & Gaming – 1.9%
Caesars Entertainment, Inc.(A)	567	31,758

Internet & Direct Marketing Retail – 7.6%
Amazon.com, Inc.(A)	40	126,620

Restaurants – 2.5%
Darden Restaurants, Inc.	403	40,578

Specialized Consumer Services – 2.3%
Uber Technologies, Inc.(A)	1,029	37,553

Total Consumer Discretionary - 18.7%		309,579

Financials

Asset Management & Custody Banks – 2.4%
KKR & Co.	1,141	39,173

Insurance Brokers – 1.1%
SelectQuote, Inc.(A)(C)	922	18,660

Investment Banking & Brokerage – 2.2%
Tradeweb Markets, Inc., Class A	625	36,250

Total Financials - 5.7%		94,083

Health Care

Biotechnology – 2.4%
CRISPR Therapeutics AG(A)	284	23,755
Genmab A.S. ADR(A)(C)	431	15,772

		39,527

Health Care Equipment – 7.5%
DexCom, Inc.(A)	105	43,119
Insulet Corp.(A)	154	36,374
Masimo Corp.(A)	75	17,705
Tandem Diabetes Care, Inc.(A)	233	26,446

		123,644

Health Care Supplies – 1.9%
Alcon, Inc.	563	32,058

Life Sciences Tools & Services – 3.1%
Sartorius Stedim Biotech S.A.(B)	50	17,258

Thermo Fisher Scientific, Inc.	78	34,473

		51,731

Total Health Care - 14.9%		246,960

Industrials

Industrial Machinery – 4.6%
Ingersoll-Rand, Inc.(A)	969	34,483
Kornit Digital Ltd.(A)	648	42,012

		76,495

Total Industrials - 4.6%		76,495

Information Technology

Application Software – 15.0%
Anaplan, Inc.(A)	433	27,101
Five9, Inc.(A)	496	64,356
HubSpot, Inc.(A)	91	26,447
Intuit, Inc.	76	24,792
NVIDIA Corp.	64	34,823
Q2 Holdings, Inc.(A)	297	27,140
Workday, Inc., Class A(A)	204	43,801

		248,460

Data Processing & Outsourced Services – 7.5%
MasterCard, Inc., Class A	223	75,321
PayPal, Inc.(A)	247	48,630

		123,951

Internet Services & Infrastructure – 2.8%
Twilio, Inc., Class A(A)	187	46,112

Semiconductors – 4.6%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	409	33,163
Universal Display Corp.	241	43,640

		76,803

Systems Software – 9.3%
Microsoft Corp.	560	117,816
ServiceNow, Inc.(A)	75	36,375

		154,191

Technology Hardware, Storage & Peripherals – 8.4%
Apple, Inc.	1,194	138,251

Total Information Technology - 47.6%		787,768

TOTAL COMMON STOCKS – 99.9%		$1,653,541

(Cost: $1,075,803)

SHORT-TERM SECURITIES

Money Market Funds(E) - 1.2%
Dreyfus Institutional Preferred Government Money Market Fund - Institutional Shares, 0.040%(D)	18,150	18,150
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.030%	2,523	2,523

		20,673

TOTAL SHORT-TERM SECURITIES – 1.2%		$20,673

(Cost: $20,673)

TOTAL INVESTMENT SECURITIES – 101.1%		$1,674,214

(Cost: $1,096,476)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (1.1)%	(18,530)

NET ASSETS – 100.0%	$1,655,684

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.
(B)	Listed on an exchange outside the United States.
(C)	All or a portion of securities with an aggregate value of $17,765 are on loan.
(D)	Investment made with cash collateral received from securities on loan.
(E)	Rate shown is the annualized 7-day yield at September 30, 2020.

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Reoccurring fair value measurements of Level 3 securities shall include a reconciliation of the beginning to ending balances for reported fair market values. A fair value hierarchy and Level 3 reconciliation, if applicable, have been included in the Notes to Schedule of Investments for each respective Fund.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized as follows:

• Level 1 - Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

• Level 2 - Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of September 30, 2020:

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$138,656	$—	$—
Consumer Discretionary	274,196	35,383	—
Financials	94,083	—	—
Health Care	229,702	17,258	—
Industrials	76,495	—	—
Information Technology	787,768	—	—
Total Common Stocks	$1,600,900	$52,641	$—
Short-Term Securities	20,673	—	—
Total	$1,621,573	$52,641	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

For Federal income tax purposes, cost of investments owned at September 30, 2020 and the related unrealized appreciation (depreciation) were as follows:

Cost	$1,096,476

Gross unrealized appreciation	578,964

Gross unrealized depreciation	(1,226)

Net unrealized appreciation	$577,738